Supplement Dated January 15, 2016
To The Prospectus Dated April 27, 2015

JNL® Series Trust

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Please note that the changes impact your variable annuity and/or variable life product(s).

Effective April 25, 2016, the strategy of the JNL/Goldman Sachs U.S. Equity Flex Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities and equity related and/or derivative instruments.

As a result of the change in investment strategy, in the summary prospectus section entitled “Summary Overview of Each Fund,” for the JNL/Goldman Sachs U.S. Equity Flex Fund, in the sub-section entitled “Principal Investment Strategies,” please delete the second paragraph in its entirety and replace it with the following:

Under normal market conditions, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in equity securities and equity related and/or derivative instruments.  The Sub-Adviser will normally establish long and short positions in equity securities.  In seeking to outperform its benchmark index, the S&P 500 Index, the Fund will hold long securities that the Sub-Adviser believes are more likely to outperform the index, and will take short positions in securities the Sub-Adviser believes will underperform the index.  This strategy offers the portfolio management team increased flexibility in expressing their views, whether positive or negative, on certain issuers. The Sub-Adviser intends to maintain a net long exposure (the market value of long positions minus the market value of short positions divided by the total market value of the portfolio) of approximately 100% and a beta of 1. The Sub-Adviser will normally target long positions of 130% of the Fund’s net assets, and short positions of 30% of the Fund’s net assets, but may vary from these targets.

In the section entitled “Additional Information About Each Fund,” please delete the second paragraph of the subsection “Principal Investment Strategies” for JNL/Goldman Sachs U.S. Equity Flex Fund and replace it with the following:

Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus borrowings made for investment purposes) in equity securities and equity related and/or derivative instruments.  The Sub-Adviser will normally establish long and short positions in equity securities.  In seeking to outperform its benchmark index, the S&P 500 Index, the Fund will hold long securities that the Sub-Adviser believes are more likely to outperform the index, and will take short positions in securities the Sub-Adviser believes will underperform the index.  This strategy offers the portfolio management team increased flexibility in expressing their views, whether positive or negative, on certain issuers. The Sub-Adviser intends to maintain a net long exposure (the market value of long positions minus the market value of short positions divided by the total market value of the portfolio) of approximately 100% and a beta of 1. The Sub-Adviser will normally target long positions of 130% of the Fund’s net assets, and short positions of 30% of the Fund’s net assets, but may vary from these targets.

This Supplement is dated January 15, 2016.